







Clean Air and Pure Water Technologies for a Sustainable Future

Investor Presentation
September 2022
NASDAQ: FTEK

Safe Harbor

This presentation contains "forward-looking statements" as defined in Section 21E of the Securities Exchange Act of 1934, as amended, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and reflect Fuel Tech's current expectations regarding future growth, results of operations, cash flows, performance and business prospects, and opportunities, as well as assumptions made by, and information currently available to, our management. Fuel Tech has tried to identify forward-looking statements by using words such as "anticipate," "believe," "plan," "expect," "estimate," "intend," "will," and similar expressions, but these words are not the exclusive means of identifying forward-looking statements. These statements are based on information currently available to Fuel Tech and are subject to various risks, uncertainties, and other factors, including, but not limited to, those discussed in Fuel Tech's Annual Report on Form 10-K in Item 1A under the caption "Risk Factors," and subsequent filings under the Securities Exchange Act of 1934, as amended, which could cause Fuel Tech's actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these statements. Fuel Tech undertakes no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, or changed circumstances or for any other reason. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including those detailed in Fuel Tech's filings with the Securities and Exchange Commission.

Business Overview

- Portfolio of solutions that optimize combustion systems, emissions control, and water treatment in industrial and utility applications
- Global leader in nitrogen oxide (NO_x) reduction technologies; also address SO_3, ABS, PM2.5, and CO_2
- Technologies that are applicable across a variety of fuel sources and deliver tangible ROI
- Emerging Dissolved Gas Infusion (DGI™) technology business segment targeting large addressable markets for water and wastewater treatment

Three Distinct Platforms That Offer Operational, Financial and Environmental Benefits

Air Pollution Control



FUEL CHEM® / Chemical Technologies



DGI™ Dissolved Gas Infusion



Investment Highlights ($ in MMs)

- Expect higher APC revenues for FY 2022 vs. FY 2021
- Strengthening revenue profile at FUEL CHEM with good visibility into FY 2023
- Advancements at DGI business segment; Third party performance verification completed and Commercialization by YE 2022
- Multi-year decline in SG&A; breakeven revenue is $25-$30 M depending on product segment mix
- Well capitalized with $0 long-term debt
- Rising APC backlog

Total Revenue


$22.6
$24.3
$11.9
FY 2020
FY 2021
1H 2022

Consolidated Gross Margin


47.2%
49.0%
41.7%
FY 2020(1)
FY 2021
1H 2022

S,G&A


$13.6
$12.1
$5.9
FY 2020
FY 2021
1H 2022

APC Backlog


$9.1
$9.6
$10.5
12/31 2021
3/31 2022
6/30 2022

Total Cash & Equivalents


$37.1
$35.3
$33.3
12/31 2021
3/31 2022
6/30 2022

Book Value Per Share


$1.53
$1.49
$1.47
12/31 2021
3/31 2022
6/30 2022

(1) Includes effect of $2.6 M insurance settlement in Q3 2020

FUEL TECH

Solutions Installed in 26 Countries



1,200+ Installations Across Four Continents

180,500 MW

30+ Year History of Service and Accountability

Utility

FirstEnergy, Alliant Energy, AEP, NIPSCO, Colorado Springs Utilities, Southern Company, TVA, nrg, Xcel Energy, Dominion, KCP&L, Duke Energy, DTE Energy, Basin Electric Power Cooperative

Industrial

Dow, bp, Covanta, Georgia-Pacific, Irving, AC Boilers, Wheelabrator Technologies

Global

Enel, KEPCO, Endesa, Doosan, drax, Engie

Diverse, Customizable and Low Cap-Ex Solutions for Emissions Control

FUEL TECH


Ammonia Injection Grid (AIG)
Static Mixer
GSG™ Graduated Straightening Grid
ASCR™ Advanced SCR and SCR Services
Stack
SNCR NOxOUT HERT™
TIFI™ Targeted In-Furnace Injection™
OFA
LNB
Steam Turbine
Wet FGD
Baghouse
Dry FGD
ESP/FGC
XCAM™ Extractive Continuous Ammonia Monitor
Flue Gas Conditioning (FGC)

> **ASCR**®: Advanced SCR: Combines LNB, OFA, SNCR, AIG, GSG™ + Catalyst
> **AIG**: Ammonia Injection Grid
> **GSG™**: Graduated Straightening Grid
> **HERT™**: High Energy Reagent Technology™
> **LNB**: Low NO_x Burners
> **NO_xOUT**®: SNCR using high momentum injectors
> **OFA**: Over-Fire Air

> **ULTRA**®: Safe Ammonia Generation System
> **SCR**: Selective Catalytic Reduction
> **SNCR**: Selective Non-Catalytic Reduction
> **SCR Services**: optimizing process design, catalyst selection, improving the overall performance of SCR
> **Static Mixer**: Equipment used to mix temperature, velocity, and NO_x to optimize SCR performance ahead of the AIG

>**TIFI**® **Targeted In-Furnace Injection™**: Chemical injection programs used to target slag control, SO_3 mitigation, and fuel flexibility
>**ESP**: Electrostatic precipitator for PM control
>**Redox**: Redox additives for mercury control in Wet Flue Gas De-Sulfurization (FGD) scrubber
>**Flue Gas Conditioning**: Chemical injection of sulfur trioxide and ammonia to improve ESP performance

Computational Fluid Dynamics

Custom Process Modeling Used to Support Customer Applications

- **Proprietary Software with Strong IP Protection; Patented Technology**
  - Provides an intuitive interaction between the Models and Design Engineers
- **Computational Fluid Dynamics (CFD) Model**
  - Customized for each boiler; 800+ models created
- **Chemical Kinetics Code**
  - Predicts chemical reactions along a specific particle path
- **Injection Modeling**
  - Tuned to a variety of Fuel Tech injector solutions
- **Cold Flow Modeling**
  - Highly accurate physical models that replicate gas flows, injection patterns, etc.







FUEL CHEM® / CHEMICAL TECHNOLOGIES

Boiler Efficiency Improvements that Drive Operational, Financial, and Environmental Benefits

- FY 2022 FUEL CHEM revenues should range between $13.5-$14 M, with base level revenue of $13 M for FY 2023
- Historic gross margin of 48-50%
- Reduces slag and a variety of pollutants and Greenhouse Gases
  - Mercury / SO_3 & Acid Plume Issues / Ammonium Bisulfate (ABS) / CO and CO_2
- Allows customers to burn lower grade coal (fuel flexibility)
- Used with coal, oil, biomass, and MSW
- Reinvigorated marketing campaign to address coal unit life extensions in the U.S.
- 24/7/365 operational availability; annuity model with >5+ year average customer tenure



United States

Primarily to support cost reduction efforts of coal-fired utility power plants by allowing the use of lower cost fuel to remain competitive



Mexico

Focus on units burning high sulfur fuel oil



Europe

Focus on biomass and MSW units



Southeast Asia

RECOVERY CHEM® via licensee Amazon Papyrus for pulp & paper

Coal-fired plants



Revenues
($ in MMs)
$14.0
$17.4
$7.0
FY 2020
FY 2021
1H 2022



Gross Profit / Margin
($ in MMs)
$6.7
48%
$8.5
49%
$3.3
47%
FY 2020
FY 2021
1H 2022

FUEL CHEM® / CHEMICAL TECHNOLOGIES
Delivering Improved ROI

FUEL TECH

Availability / Reliability Gains

Reduce
- Service interruption or degradation
- Derates arising from slag shedding and burner anomalies
- Water lance/water cannon usage
- Forced outages
- Planned outages
- Downtime for outages

Efficiency Gains / Heat Rate Improvements

Increase
- MW per unit of fuel input (or constant MW with lower fuel consumption)

Reduce
- Power requirements for Induced Draft/Forced Draft (ID/FD) fans
- Soot-blowing requirements
- Unburned carbon / LOI in ash
- Furnace exit gas temperature
- Operating O_2
- Furnace CO
- Stack CO_2 emissions

Fuel Flexibility

Increase
- Profits, by allowing plants to burn lower quality / cost fuels

Reduce
- Effects of slagging when burning economical coals, such as Powder River Basin (PRB) and Illinois Basin (ILB)
- Effects of burning higher-sulfur coals (ILB + certain Eastern coalfields), specifically SO_3 formation in power plants utilizing SCR systems

Maintenance Benefits / Labor & Equipment Cost Savings

Increase
- Equipment life
- Time between cleaning cycles

Reduce
- Cold end corrosion in the air pre-heater, stack and ductwork
- High-temperature tube repairs/replacements
- Clinker formation
- Equipment damage from falling slag / fouling
- Fireside cleaning expenses & water / air treatment costs
- Soot-blower maintenance (manpower & costs)

FUEL CHEM® / CHEMICAL TECHNOLOGIES

TIFI® BIO Program Treatment Benefits

Targeting the Furnace, Not the Fuel



Boiler Before TIFI® Bio



Boiler After TIFI® Bio



Up to 40% Reduction in Downtime

Yard Waste * Demo Waste * Logging & Mill Residue
Wood Chips * Switch Grass * Forest Residue

FUEL CHEM® / CHEMICAL TECHNOLOGIES

TIFI® Targeted In-Furnace Injection™ Programs Mitigate SO_3

FUEL TECH

Punta Prieta / La Paz, Mexico


Before TIFI


After TIFI

6 Hours Later

Long-Term Opportunity

CFE
Comisión Federal de Electricidad®

- Pursuing opportunity with partner in Mexico to burn high-sulfur fuel oil produced by Pemex
- At present, this oil is largely being burned without pollution control measures
- Government of Mexico in favor of using indigenous fuel sources to achieve energy independence
- Our partner working closely with CFE to expand our current programs to other sites that burn this product

PEMEX®

Air Pollution Control Segment

- Expect higher APC revenues for FY 2022 vs. FY 2021
- Low cap-ex solutions for NO_x and Particulate Control
- 30% - 85% emissions reduction
- Capital project / fixed price sale with turn-key capabilities
- Typical customers: fossil fuel-fired utilities and industrial boilers
- Pursuing $50 - $75 M long-term project pipeline; tracking $5 - $10 M of new awards by YE 2022
- Focused on SCR, SNCR, and ULTRA opportunities
- Increased SNCR inquiries due to proposed new CSAPR regulations
- Expected fossil fuel plant life extensions spurred by the Inflation Reduction Act

FUEL TECH


Revenues
($ in MMs)
$8.6
$6.9
$4.9
FY 2020
FY 2021
1H 2022


Gross Profit / Margin
($ in MMs)
$4.0
46%
$3.4
49%
$1.7
35%
FY 2020
FY 2021
1H 2022

*Excludes $1.1 M charge

Air Pollution Control Segment
Representative Solutions and Results

FUEL TECH

SCR Systems



NO_x

60-95%

ULTRA® Systems


ULTRA® Process
Dry System Option
Water

Combustion Modifications/ Over-fire-Air (OFA)


Before
After

NO_x

25-40%

NO_x-OUT® SNCR



NO_x

25-40%

Growth Drivers

Gas Turbine and Small Gas Engine Marketplace

- Demand for SCR and ULTRA systems driven by permits for new units and retrofit regulatory requirements
- Actively involved with turbine and engine suppliers, Heat Recovery Steam Generator manufacturers, and system integrators to capitalize on this trend
- Interest in plug-and-play small engine SCR solutions for distributed power generation and other stationery applications

Evolving Opportunities

- Universities, large hospitals (combined heat & power upgrades)
- Steel industry (greenfield & modernization)
- Data centers (gas turbines for backup power)

Our Flexible, Adaptable APC Solutions Reflect the Changing Domestic Fuel Source Landscape

U.S. Electricity Generation by Fuel Source*



39%
38%
20%
22%
42%
40%
2020
2021
2020
2021
2020
2021
Natural Gas
Coal
Other **

*Source: U.S. Energy Information Administration, Short-Term Energy Outlook, August 2021

** Other = nuclear, hydro-power, non-hydro renewable

Fuel Tech Revenue by Fuel Source



2020
5%
21%
74%
Natural Gas
Coal
Other **
2021
8%
14%
78%

DGI™ Dissolved Gas Infusion Technology

Efficient oxygen delivery for water and wastewater treatment processes across multiple industries

FUEL TECH

- Effective, flexible, and environmentally-friendly
- DGI combines two patent-pending technologies to ensure effective dissolved oxygen (DO) delivery
- Oxygenation technology with the highest oxygen transfer efficiency available on the market
- Augmentation and rapid response
- Verified and endorsed by leading experts
- DGI can be used to:
  - Enhance or increase capacity of underperforming aeration systems
  - Deliver industrial and remedial process intensification
  - Provide supplemental oxygen for existing operations
  - Deliver residual DO at higher concentrations and dosing rates
  - Meet demand immediately for wastewater streams during process upsets, changing requirements or short retention scenarios


PRESSURIZE
A slipstream of process water is pressurized to maximize achievable dissolved oxygen
INFUSE
95+% saturation of the slipstream with dissolved oxygen is achieved with Fuel Tech's DGI
INJECT
The oxygen-laden slipstream is returned to the process basin through a patent pending injection array for optimal distribution
In validation testing endorsed by leading industry experts, 99+% of the injected oxygen is transferred to the receiving water and is available for process needs

95+% oxygen infusion efficiency into treated slipstream

99+% oxygen transfer from the slipstream to targeted reservoir

DGI ™ Dissolved Gas Infusion Technology

Multiple System Benefits

- Improve overall treatment costs
- Eliminates chemical use for upsets
- Avoid expansion capital outlay
- Minimize new footprint requirements
- Prevent discharge exceedances
- Support wastewater reuse goals
- Control septic/anoxic odors







Water and Wastewater Treatment | Food and Beverage Production | Agriculture | Landfill Leachate | Reservoirs and Lakes

Financial Overview ($ in Thousands)

FUEL TECH

Statement of Operations Summary	Q2 2022	Q2 2021	6 Mos. 2022	6 Mos. 2021
Revenues	$6,368	$5,218	$11,903	$10,251
Cost of Sales	$3,690	$2,635	$6,935	$5,310
Selling, general and administrative expenses	$2,874	$2,957	$5,928	$6,057
Operating loss	$(485)	$(689)	$(1,469)	$(1,846)
Net loss	$(356)	$(778)	$(1,354)	$(380)
Net income (loss) per share from continuing ops	$(0.01)	$(0.03)	$(0.04)	$(0.01)

Balance Sheet Summary	June 30, 2022	December 31, 2021
Cash & Cash Equivalents	$31,308	$35,893
Restricted Cash and Cash Equivalents	$1,990	$891
Current Assets	$40,983	$41,465
Total Assets	$49,118	$49,974
Total Liabilities	$4,535	$3,774
Stockholders' Equity	$44,583	$46,200

Thank You



Vince Arnone
Chairman, President and CEO
(630) 845-4500
varnone@ftek.com

Devin Sullivan
Senior Vice President
(212) 836-9608
dsullivan@equityny.com